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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 25, 2008

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

     United States                       0-50876                 65-1233977
     -------------                       -------                 ----------
(State or other jurisdiction of        (Commission             (IRS Employer
     incorporation)                     File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut                             06770
-----------------------------------------                             -----
(Address of principal executive offices)                            (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS
            ------------

      On March 25, 2008, Naugatuck Valley Financial Corporation (the "Company"), the holding company for Naugatuck Valley Savings and Loan (the "Bank"), issued a press release announcing that the Bank plans to open a full service branch at 3 Village Green, Southbury, Connecticut. The new branch is expected to open in July 2008. A copy of the Company's press release dated March 25, 2008, is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM  9.01  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

       (d)  Exhibits

            Number        Description
            ------        -----------

            99.1          Press Release dated March 25, 2008


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: March 26, 2008               By: /s/ John C. Roman
                                       -------------------------------
                                       John C. Roman
                                       President and Chief Executive Officer